SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 16, 2005
                               __________________

                                 NS8 CORPORATION
             (Exact Name of registrant as specified in its charter)

                            _________________________

            Delaware                333-75956                 13-4142621
       (State or other             (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)            Identification No.)

One Union Square, Suite 1525, 600 University Street,
                Seattle, Washington                             98101
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code:  (206) 331-4545

  Former Name or Former Address, if Changed Since Last Report:  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.03  AMENDMENTS  TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL
YEAR

On December 9, 2005, shareholders holding a majority of the outstanding shares of NS8 Corporation (the "Company") consented to the amendment of the Company's Certificate of Incorporation. The Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State of the State of Delaware, and became effective, on December 9, 2005. The amendment increased the Company's authorized shares to 755,000,000 shares, 700,000,000 of which were designated as common stock and 5,000,000 of which were designated as preferred stock. The Certificate of Amendment of Certificate of Incorporation of NS8 Corporation is included as Exhibit 3.5 to the Company's Registration Statement on Form SB-2 filed on December 13, 2005 and is incorporated herein by reference.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(d)  Exhibits.

Exhibit 3.5  -   Certificate of Amendment of Certificate of Incorporation of NS8
Corporation, filed as an exhibit to the Company's Registration Statement on Form SB-2 filed on December 13, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NS8  Corporation
                                                    (Registrant)

Date:  December  19,  2005                          By:  /s/Ricardo  Rosado
                                                         -------------------
                                                         Ricardo  Rosado
                                                         Chief Financial Officer


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